UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:             September 20, 2007

Pacific Sands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	00-29483	88-0322882
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1509 Rapids Dr. Racine WI		53404
(Address of Principal Executive Offices)		(Zip Code)

(262) 619-3261
(Registrant’s Telephone Number, Including Area Code)

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 20, 2007, Mark R. Rauscher tendered his resignation from the Board of Directors of Pacific Sands, Inc. (the "Company").

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

17	Resignation Letter from Mark R. Rauscher to Pacific Sands, Inc. dated September 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Pacific Sands, Inc.
(Registrant)

Date: September 21, 2007	/s/ Michael Wynhoff
Michael Wynhoff, CEO